PG&E Corporation
Peter Darbee
Chairman, President and CEO
Merrill Lynch
Power and Gas Leaders Conference
September 23 - 24, 2008
New York City
This presentation is not complete without the accompanying statements made by management on September 23, 2008.
A replay is available on PG&E Corporation’s homepage at www.pge-corp.com.

Rising energy costs
Need for basic infrastructure/supply, and market structure issues
Demand for clean energy
Expanded role of energy efficiency and demand response
Global competition for resources and talent
Impact of new technology

GROWTH

Currents of Change

Regulatory alignment
Regulatory alignment
Community engagement
Community engagement
Customer focus
Customer focus
Operational excellence
Operational excellence
Climate strategy
Climate strategy

Satisfied
Regulators
Rewarded
Shareholders
Delighted
Customers
OUR VISION
The leading utility
in the United
States
The Virtuous Circle

$ MM
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2008
2009
2010
2011
Proposed projects not included in forecasts include: SmartMeterTM Upgrade, Cornerstone
Improvement Program, Tesla, additional generation and gas pipeline investments, and British
Columbia (BC) Electric Transmission Line
$3.7 B
$3.3 B
$3.0 B
$3.0 B
Capital Expenditure Outlook

6

Additional CapEx - Proposed Projects
Above 2008-2011 Base Forecast
▪ SmartMeterTM  Program Upgrade
▪ Cornerstone Improvement Program
▪ Tesla Power Plant
▪ BC Electric Transmission Line
▪ Pacific Connector LNG Pipeline

$3.60
$3.20
$2.80
$2.40
$2.00
2007
2008 Estimated
2009 Estimated
Guidance Range

 Targeted 8% CAGR in EPS
 (2007-2011)
EPS from Operations Guidance*:

 ▪ 2008 guidance of $2.90-$3.00 per share
 ▪ 2009 guidance of $3.15-$3.25 per share
 ▪ 8% targeted CAGR 2007-2011

* Reg G reconciliation to GAAP for 2007 EPS from Operations, and 2008 and 2009 EPS Guidance available in Appendix and at www.pgecorp.com
PCG Investment Case
PCG offers competitive growth in a constructive regulatory
environment with an attractive valuation:
 • $13 billion planned CapEx 2008-2011
 • 85% of CapEx approved
 • 11.45% weighted ROE on 52% equity
 • High-performing, low-carbon generation
 • Decoupled revenues
 • Sustainable dividend, growing in-line with EPS

This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2008 and 2009 earnings per share from operations, targeted compound average growth rate for earnings per share from operations over the 2007-2011 outlook period, as well as management’s projections regarding
Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth. These statements are based on current expectations which management believes are reasonable including that the Utility’s rate base averages $18.3 billion in 2008 and $20.4 billion in 2009, that the Utility earns at least its authorized rate of return on equity, that the Utility’s ratemaking capital structure is maintained at 52 percent equity, and that the Utility is successful in implementing its initiatives to become more efficient and reduce costs. Actual results may differ materially. Factors that could cause actual results to differ materially include:
 ▪ the Utility’s ability to manage capital expenditures and operating expenses within authorized levels and recover costs through rates in a timely manner;
 ▪ the outcome of regulatory proceedings, including pending and future ratemaking proceedings at the California Public Utilities Commission (CPUC) and
 the Federal Energy Regulatory Commission;
 ▪ the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
 ▪ the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
 ▪ the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
 ▪ changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
 ▪ operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo
 Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
 ▪ whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;
 ▪ whether the Utility incurs substantial unanticipated expense to improve the safety and reliability of its electric and natural gas distribution systems;
 ▪ whether the Utility achieves the CPUC’s energy efficiency targets and recognizes any incentives the Utility may earn in a timely manner;
 ▪ the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
 ▪ the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the
          California wholesale electricity market;
 ▪ how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
 ▪ the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
 ▪ the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit in a timely manner on favorable terms;
 ▪ the impact of environmental laws and regulations and the costs of compliance and remediation;
 ▪ the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
 ▪ the impact of changes in federal or state tax laws, policies or regulations; and
 ▪ other risks and factors disclosed in PG&E Corporation’s and the Utility’s 2007 Annual Report on Form 10-K and other reports filed with the SEC.
Cautionary Language Regarding
Forward-Looking Statements

Appendix
Power and Gas Leaders Conference
September 23 - 24, 2008

* Projected 2008-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy
 Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in 2012.
Weighted Average Annual Rate Base*
$18.3
$20.4
$22.1
$23.9
0.0
5.0
10.0
15.0
20.0
25.0
30.0
2008
2009
2010
2011
$ B
Rate Base Growth

SmartMeterTM Program Upgrade
▪ Funding request of $572 MM
 - $463 MM additional capital
▪ CPUC decision expected in December 2008
▪ New capabilities
 - Integrated connect/disconnect switches
 - Solid state meter technology
 - Home area network gateway device

  PG&E seeking CPUC approval for a six-year program to
 improve reliability of our electric distribution system.
 ▪ Enhances overall reliability of energy delivery
 ▪ Increases grid flexibility to mitigate outages
 ▪ Sets higher performance expectations as measured by a proposed set of metrics
 Proposed $2.3B / 6-year system upgrade
 ▪ $800 MM capital from 2009-2011
 ▪ $1.5 B capital beyond 2011
 Currently awaiting CPUC action
Cornerstone Improvement Program

Tesla Generating Station
▪ Total Estimated Project Cost of $850MM
 ▪ 560 MW capacity
 ▪ Located in PG&E’s service territory
▪ Currently awaiting CPUC approvals
 ▪ Interim order pending
 ▪ Final construction authorization requested 1st Quarter 2009

Transmission Opportunities
 BC Transmission Line
 ▪ Recovery of development costs approved by FERC
 ▪ Working on multi-utility partnership for development of the project
 ▪ $5 B forecasted in total capital costs, with PG&E’s potential share at 51%
 or greater
 Pacific Connector LNG Pipeline
 ▪ $50 MM capital forecasted through 2011
 ▪ $1B forecasted in total capital cost, with PG&E’s potential share at 33%
 ▪ FERC certificate expected mid-2009

Financial Assumptions 2008-2011
▪ Capital expenditure base forecast reflects projects that
 are highly likely or already approved
▪ CPUC authorized ROE is 11.35% and Utility earns at
 least 12% at FERC on projected rate base
▪ Ratemaking capital structure maintained at 52% equity
▪ Additional capital expenditures, CEE incentives, and
 operational efficiencies consistent with earnings targets
▪ Resolution of FERC generator claims in 2009-2011
 results in financing needs

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
EPS on an Earnings from Operations Basis	$2.78
Items Impacting Comparability	0.00
EPS on a GAAP Basis	$2.78
2007
2007 EPS - Reg G Reconciliation

2008
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$2.90 0.00 $2.90	$3.00 0.00 $3.00

2009
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$3.15 0.00 $3.15	$3.25 0.00 $3.25
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

Guidance Range
Guidance Range
EPS Guidance -Reg G Reconciliation